UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2025

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Victory Road, Suite 301, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.81375	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 28, 2025, Stran & Company, Inc. (the “Company”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Andrew Shape (the “Seller”), the Company’s President, Chief Executive Officer and a member of its Board of Directors (the “Board”). Pursuant to the Stock Purchase Agreement, the Company will repurchase from the Seller 100,000 shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at a price of $1.47 per share, for an aggregate purchase price of $147,024.22 (the “Repurchase”). The Stock Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the description above is qualified in its entirety by reference to such exhibit.

The Repurchase is being effected under, and will count toward, the Company’s previously disclosed stock repurchase program authorized by the Board on February 21, 2022 (the “Repurchase Program”), which permits the Company to repurchase up to $10 million of its outstanding common stock in accordance with applicable securities laws, including Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended. Consistent with all other shares acquired pursuant to the Repurchase Program, the Shares acquired from the Seller will be retired and cancelled immediately upon settlement and will cease to be outstanding.

Because the Seller is an executive officer and director of the Company and the dollar value of the transaction exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, the Repurchase constitutes an “Interested Transaction” under the Company’s Related Party Transactions Policy (the “Policy”) and a transaction with a “related person” under Item 404(a) of Regulation S-K. In accordance with the Policy and the Nominating and Corporate Governance Committee Charter adopted by the Board, the terms of the Stock Purchase Agreement and the Repurchase were reviewed and unanimously approved by the Nominating and Corporate Governance Committee of the Board, which is composed entirely of independent directors, and unanimously approved by the full Board, which is composed of a majority of independent directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Stock Purchase Agreement, dated as of August 28, 2025, between Stran & Company, Inc. and Andrew Shape
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2025	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

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